Exhibit 99.02

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

CHASE BANK USA, NATIONAL ASSOCIATION

FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4

Monthly Period:	05/01/2006	to
05/31/2006

Distribution	06/12/2006
Date:
Transfer Date:	06/09/2006

Under Section 5.02 of the Second Amended and Restated Pooling and Servicing Agreement dated as of March 14, 2006 (the “Pooling and Servicing Agreement”) by and between Chase Bank USA, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master

Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution

1.	The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount
	Class A	$4.83083
	Class B	$4.99583
	CIA Inv. Amt.	$5.89415
	Total (Weighted Avg.)	$4.94422

2.	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
	Class A	$4.83083
	Class B	$4.99583
	CIA Inv. Amt.	$5.89415
	Total (Weighted Avg.)	$4.94422

3.	The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
	Class A	$0.00000
	Class B	$0.00000
	CIA Inv. Amt.	$0.00000
	Total (Weighted Avg.)	$0.00000

B.	Information Regarding the Performance of the Trust

1.	Allocation of Principal Receivables

(a1)	The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
	Class A	$96,549,069.44
	Class B	$8,756,055.25
	CIA Inv. Amt.	$11,080,671.69
	Total	$116,385,796.38

2.	Allocation of Finance Charge Receivables

(a1)	The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
	Class A	$7,136,758.24
	Class B	$647,234.09
	CIA Inv. Amt.	$819,066.15
	Total	$8,603,058.48

(b1)	Principal Funding Investment Proceeds (to Class A)	$0.00
(b2)	Withdrawals from Reserve Account (to Class A)	$0.00
	Class A Available Funds	$7,136,758.24

(c1)	Principal Funding Investment Proceeds (to Class B)	$0.00
(c2)	Withdrawals from Reserve Account (to Class B)	$0.00
	Class B Available Funds	$647,234.09

(d1)	Principal Funding Investment Proceeds (to CIA)	$0.00
(d2)	Withdrawals from Reserve Account (to CIA)	$0.00
	CIA Available Funds	$819,066.15

3.	Principal Receivable / Investor Percentages

(a)	The aggregate amount of Principal Receivables in the Trust as of 5/31/06	$39,935,450,483.08

(b)	Invested Amount as of 5/31/06 (Adjusted Class A Invested Amount during Accumulation Period)
	Class A	$500,000,000.00
	Class B	$45,180,000.00
	CIA Inv. Amt.	$57,230,000.00
	Total	$602,410,000.00

(c)	The Floating Allocation Percentage
	Class A	1.246%
	Class B	0.113%
	CIA Inv. Amt.	0.143%
	Total	1.502%

(d)	During the Accumulation Period: The Invested Amount as of (the last day of the Revolving Period)
	Class A	$0.00
	Class B	$0.00
	CIA Inv. Amt.	$0.00
	Total	$0.00

(e)	The Fixed/Floating Allocation Percentage
	Class A	1.246%
	Class B	0.113%
	CIA Inv. Amt.	0.143%
	Total	1.502%

4.	Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period
(a) 30 - 59 days	$396,722,753.68
(b) 60 - 89 days	$297,910,851.41
(c) 90 - 119 days	$247,223,755.73
(d) 120 - 149 days	$205,196,384.08
(e) 150 - 179 days	$171,207,682.99
(f) 180 or more days	$375,559.31
Total	$1,318,636,987.20

5.	Monthly Investor Default Amount

(a)	The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
	Class A	$1,531,137.14
	Class B	$138,859.14
	CIA Inv. Amt.	$175,724.40
	Total	$1,845,720.68

6.	Investor Charge-Offs & Reimbursements of Charge-Offs

(a)	The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the CIA Inv. Amt.
	Class A	$0.00
	Class B	$0.00
	CIA Inv. Amt.	$0.00
	Total	$0.00

(b)	The amounts set forth in paragraph 6(a) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Certificateholder’s investment)
	Class A	$0.00
	Class B	$0.00
	CIA Inv. Amt.	$0.00
	Total	$0.00

(c)	The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Inv. Amt.
	Class A	$0.00
	Class B	$0.00
	CIA Inv. Amt.	$0.00
	Total	$0.00

(d)	The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder’s investment)
	Class A	$0.00
	Class B	$0.00
	CIA Inv. Amt.	$0.00
	Total	$0.00

7.	Investor Servicing Fee

(a)	The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period
	Class A	$625,000.00
	Class B	$56,475.00
	CIA Inv. Amt.	71,537.50
	Total	$753,012.50

8.	Reallocated Principal Collections

The amount of Reallocated CIA Inv. Amt. and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month
Class B	$0.00
CIA Inv. Amt.	$0.00
Total	$0.00

9.	CIA Invested Amount

(a)	The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month	$57,230,000.00

(b)	The Required CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month	$57,230,000.00

10.	The Pool Factor

(a)	The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder’s pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder’s Certificate by the Pool Factor
	Class A	1.00000000
	Class B	1.00000000
	Total	1.00000000

11.	The Portfolio Yield

The Porfolio Yield for the related Monthly Period	13.14%

12.	The Base Rate

The Base Rate for the related Monthly Period	7.39%

C.	Information Regarding the Principal Funding Account

1.	Accumulation Period

(a)	Accumulation Period Commencement Date	07/01/2006
(b)	Accumulation Period Length (months)	1
(c)	Accumulation Period Factor	102.13
(d)	Required Accumulation Factor Number	7
(e)	Controlled Accumulation Amount	$602,410,000.00
(f)	Minimum Payment Rate (last 12 months)	14.68%

2.	Principal Funding Account

Beginning Balance		$0.00
Plus:	Principal Collections for related Monthly Period from Principal Account	$0.00
Plus:	Interest on Principal Funding Account Balance for related Monthly Period	$0.00
Less:	Withdrawals to Finance Charge Account	$0.00
Less:	Withdrawals to Distribution Account	$0.00
Ending Balance		$0.00

3.	Accumulation Shortfall

	The Controlled Deposit Amount for the previous Monthly Period
Less:	The amount deposited into the Principal Funding	$0.00
	Account for the previous Monthly Period	$0.00
	Accumulation Shortfall	$0.00
	Aggregate Accumulation Shortfalls	$0.00

4.	Principal Funding Investment Shortfall

Covered Amount		$0.00
Less:	Principal Funding Investment Proceeds	$0.00
	Principal Funding Investment Shortfall	$0.00

D.	Information Regarding the Reserve Account

1.	Required Reserve Account Analysis

(a)	Required Reserve Account Amount percentage	0.00000%
(b)	Required Reserve Account Amount ($) (.5% of Invested Amount or other amount designated by Transferor)	$0.00
(c)	Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00
(d)	Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

2.	Reserve Account Investment Proceeds

Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

3.	Withdrawals from the Reserve Account

Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer (1 (d) plus 2 above)	$0.00

4.	The Portfolio Adjusted Yield

The Portfolio Adjusted Yield for the related Monthly Period	6.87%

Chase Bank USA, National Association as Servicer

By:	/s/ Patricia Garvey
Patricia Garvey
Vice President